Exhibit 10.11


                                    LEASE

                                   Between

                      PC Dynamics Corporation, Landlord

                                     And

                      PC Dynamics of Texas, Inc., Tenant

                                    LEASE


           THIS LEASE (this  "Lease") is made  as of the  25th day of  March,
 1999,  by  and  between  PC   Dynamics  Corporation,  a  Texas   corporation
 ("Landlord"), and PC Dynamics of Texas, Inc.  ("Tenant")

                                 WITNESSETH:

           The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:


                                  ARTICLE 1.

                  Definitions, Demise, Premises, Term, Rent

 Section 1.01 Definitions. The following terms shall have the meanings hereinafter set forth throughout this Lease.

   (A) "Base Rent" shall be the sum of $204,000.00 per year, payable in equal monthly installments of $17,000.00 per month in advance on the first day of each calendar month during the Term of this Lease.

   (B)  "Commencement Date shall mean March 25, 1999.

   (C) "Expiration Date" shall mean the third (3rd) anniversary of the Commencement Date; unless sooner terminated or extended as provided in this Lease.

   (D)  "Landlord's  Notice  Address"   shall  mean  216  Evergreen   Street,
      Bensenville, Illinois 60106.

   (E)  "Lease  Year"  shall  mean  a  one  year  period  beginning  on   the
      Commencement Date and ending one year after the Commencement Date.

   (F) "Option Price" shall mean $2,500,000.00 (provided that $500,000 of the Option Price shall be payable in accordance with the terms of the Royalty Agreement dated as of March 15, 1999 by and between Landlord and Tenant).

   (G) "Parking Spaces" shall mean those parking spaces located on Property.

   (H) "Permitted Uses" shall mean use of the Premises for the assembly of printed circuit boards and related activities.

   (I) "Premises" shall mean the property legally described on Exhibit A attached hereto (the "Property"), the Parking Spaces and any other improvement located on the Property.

   (J)  "Security Deposit" shall mean $17,000.00.

   (K) "Tenant's Notice Address" shall mean 10501 FM 720 East. Frisco, Texas 75O35.

   (L) "Term" shall mean the period commencing on the Commencement Date and ending on the Expiration Date, being 36 months.


 Section 1.02 Demise: Condition of the Premises.

 (A) Subject to and upon the terms and conditions set forth herein, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises for the Term, commencing on the Commencement Date and ending on the Expiration Date.

 (B) Tenant has inspected the Premises and is satisfied with the physical condition thereof, including all equipment and appearances and agrees to accept the Premises in their present "AS IS" condition.

 Section 1.03 Base Rent. Tenant shall pay Landlord, monthly, in advance, on the first day of each calendar month during the Term, monthly installments of Base Rent, without notice or demand and without any setoff, offset, abatement or deduction whatsoever, to Landlord's Notice Address.

 Section 1.04 Additional Rent. All sums other than Base Rent payable by Tenant under this Lease shall be deemed additional rent ("Additional Rent") payable on demand (at the same place Base Rent is paid), and in currency which, at the time of payment, is legal tender for public and private debts in the United States of America unless other payment dates are set forth herein. Landlord shall have the same rights and remedies with respect to the failure by Tenant in pay Additional Rent as Landlord has with respect to the failure by Tenant to pay Base Rent.

 Section 1.05 Use. The Premises shall be used and occupied by Tenant solely for the Permitted Uses, and for no other purpose without the prior written consent of Landlord, which consent shall not be unreasonably withheld.


                                  ARTICLE 2.

                          Alterations and Additions

 Section 2.01 Alterations. Tenant shall not make or suffer to be made any alterations, additions or improvements (collectively "Alterations") in, on or to the Premises or any part thereof without the prior written consent of Landlord which consent shall not be unreasonably withheld if the proposed Alterations are nonstructural. Tenant shall furnish plans and specifications to Landlord at the time ii requests Landlord's consent to any Alterations if the desired Alterations will require the filing of plans and specifications with any governmental or quasi-governmental agency or authority. Subsequent to obtaining Landlord's consent and prior to commencement of the Alterations, Tenant shall deliver to Landlord any building permit required by applicable law and a copy of the executed construction contract(s). If Landlord consents to the making of any Alteration, such Alteration shall be made by Tenant at Tenant's sole cost and expense by a contractor approved in writing by Landlord. Tenant shall provide, at its expense, such completion, performance and/or payment bonds as Landlord considers necessary with respect to such construction work. Tenant shall also require its contractor to maintain insurance in such amounts and in such form as Landlord may require and evidence of such insurance shall be delivered to Landlord. Any construction, alteration, maintenance, repair, replacement, installation, removal or decoration undertaken by Tenant in connection with the Premises shall be completed in accordance with the plans and specifications therefor, shall be carried out in good, workmanlike and prompt manner and shall comply with all applicable statutes, laws, ordinances, regulations, rules, orders and requirements of the authorities having jurisdiction thereof.

                                  ARTICLE 3.

                          Management of the Premises

 Section 3.01 Absolute Net Lease. This Lease shall be an absolute net lease. Tenant shall pay for and be responsible for all of the maintenance, management, upkeep and care of the Premises, as specified herein, and Tenant shall pay all Operating Expenses (as hereinafter defined) relaxed to the Premises. The term "Operating Expenses" shall mean the aggregate of those costs and expenses paid or incurred relating to the ownership, maintenance and operation of the Premises, including, but nor limited to, all of those costs specified at this Article 3.

 Section 3.02 Taxes. Tenant shall pay all Taxes (as hereinafter defined) relaxed to the Premises before delinquency. The term "Taxes" shall mean all taxes, fees and assessments and governmental charges levied, whether by federal, state, county, municipal, or other taxing districts or authorities presently or hereafter created, taxing the Premises and any other general or special taxes, fees, charges or assessments attributable to the Premises or their operation. "Taxes" shall also include any and all taxes levied or assessed and payable during the Term upon all of Tenant's leasehold improvements, equipment, furniture, fixtures, and other personal property located on the Premises. In addition, "Taxes" shall mean all real estate taxes and assessments or substitutes therefore or supplements thereto upon all or any portion of the Premises or any improvements thereon, for any whole or partial tax year or period occurring during the Term hereof. If and to the extent that, due to a change in the method of taxation or assessment, any franchise, capital stock, capital, rent, income, profit or other tax or charge shall be a substitute for or supplement to any of the foregoing, then all such items shall be included within the term Taxes for the purposes of this Lease. If Tenant should choose to dispute and contest Taxes, Tenant shall pay for all costs associated with such dispute or contest and such costs also shall be considered Taxes for purposes of this Lease.

 Section 3.03 Insurance. Tenant hereby agrees that it shall bear the risk of any damage, loss or casualty relating to the Premises, except as otherwise specified in this Lease. Tenant shall provide and pay for all insurance ("Insurance") of any type that Landlord, in its reasonable judgment, shall deem necessary or advisable to carry in relation to the Premises, including, but not limited to, Commercial General Liability Insurance, fire and extended coverage insurance, State Worker's Compensation Insurance, Hazardous Materials Insurance and any other insurance in order to protect itself, the Premises, its personal property used in connection therewith, or its interests therein. Tenant shall maintain such insurance in commercially reasonable amounts, sufficient to cover any risks related to the Premises and all of its obligations pursuant to this Lease, including, but not limited to, those obligations specified in Section 4.03, Section 6.02. and
 Section 6.04. All policies for Insurance related to the Premises shall name the Landlord and the Landlord's mortgagee, if any, as additional insureds.

 Section 3.04 Maintenance Costs. Tenant shall pay all Maintenance Costs (as hereinafter defined). The term "Maintenance Costs" shall mean all costs paid or incurred in connection with the operation or maintenance of the Premises including, without limitation, ill parking areas (whether temporary or permanent), access roads, driveways, curbs, truckways, loading areas and docks, retaining walls, lighting facilities, service corridors, comfort stations, pedestrian sidewalks, stairways, plazas, foundations, exterior and demising walls, roofs over any portion of the Premises, elevators, courts and ramps, decorative walls, vacant areas, landscaped and planting areas and facilities, service lines or conduits for gas, water, electric, sewage, heating, storm water, ventilating, air conditioning and lighting services, music and intercom equipment, and fire suppression and warning systems, conduits and appurtenances for use by Tenant, and other areas and facilities relaxed to the Premises, whether on or off of the Property.

 Section 3.05 Maintenance and Repair.  Subject  to the provisions of Sections
 6.01 and 6.02 hereof, Tenant shall maintain and repair the Premises during the Term and preserve same in the condition delivered to Tenant on the Commencement Date, normal wear and tear excepted, and shall make all repairs and replacements to the interior of the Premises, structural or otherwise, including, without limitation, concrete floors, supporting columns, interiors plumbing and electrical lines and facilities, doors and door fames, and window and window frames, as and when necessary in order to preserve the Premises in good working order and condition in accordance with the terms and provisions of this Lease, including chose governing the performance of any Alterations to the Premises. Tenant agrees to keep and maintain in good working order and condition the waste and sewer systems, sprinkler, plumbing, air-conditioning, electrical and heating and ventilating systems and equipment in and/or servicing the Premises and keep in force a standard maintenance agreement with contractors designed by Landlord on all such equipment and systems, and to furnish a copy thereof to Landlord. In addition, Tenant shall replace at the expense of Tenant, any and all plate and other glass and exterior window treatment including, without limitation, any protective films damaged or broken by any cause whatsoever in and about the Premises to the building standard conditions adopted by Landlord front time to nine. Tenant shall pay for and keep the foundation of the Premises in good repair. Tenant shall not pay for repair or maintenance of the exterior walls and roof, except where such repair and maintenance is necessitated by Tenant's negligence or willful acts. Tenant shall keep the Parking Spaces well lit, well striped, and clear of snow and debris. Tenant shall be responsible for proper landscaping, including, but not limited to, lawnmowing and debris removal, and other exterior maintenance of the Premises in order to keep the Premises in a sightly and clean condition. Tenant shall provide security for the Premises, including, but not limited to, alarm systems and security guards. All damages or injury done to the Premises by Tenant or by any person who may be in or upon the Premises shall be paid for by Tenant. If Tenant refuses or neglects to perform any of Tenant's obligations hereunder, Landlord shall have the right, but not the obligation, to make such repairs or perform such obligations an behalf of and for the account of Tenant. In such event, the cost thereof shall be paid for by Tenant, as Additional Rent upon demand. Tenant agrees to give Landlord or its managing agent prior written notice of the necessity for any repairs in or to the Premises and shall not proceed to perform same until Landlord or its managing agent has consented thereto.

 Section 3.06 Utilities. Tenant shall obtain all water, electricity, sewerage, gas, telephone and other utilities directly from the public utility company furnishing same. Any meters required in connection therewith shall be installed at Tenants sole cost. Tenant shall all utility deposits and fees, and all monthly service charges for water, electricity. Sewage, gas, telephone and any other utility services furnished to the Premises during the Term. In the event any such utilities are not separately matted on the Commencement Date, then until such time as such services arc separately metered, Tenant shall pay to Landlord Tenant's equitable share of the cost of such services, as reasonably determined by landlord.

 Section 3.07 HVAC. Tenant shall have the right to use the existing heating, air conditioning and ventilation equipment in the Premises, if any. All such equipment shall be maintained, repaired and replaced, as necessary, by Tenant at its sale cost and expense and shall be surrendered by Tenant to Landlord at the end of the Tern together with the Premises. Landlord makes no representation or warranty as to the condition or capacity of such equipment. Landlord shall have no obligation whatsoever to provide the Premises whith heat, air conditioning, ventilation or hot water.

 Section 3.08 Cleaning. Tenant, at its expense, shall keep the Premises clean and in good order to the reasonable satisfaction of Landlord and shall pay for all garbage removal as incurred. Tenant shall store all rubbish and refuse in locations and in a manner as may be designated by Landlord from time to time. Tenant shall arrange for the removal of garbage and other refuse by a cartage company acceptable to Landlord during such hours as may be designated by Landlord from time to time or, Landlord may elect by written notice to Tenant, to arrange for the removal of such garbage and other refuse by Landlord's cartage company, and Tenant shall pay Landlord all charges thereby as Additional rent, within ten (10) days after receipt of a bill therefor.

 Section 3.09 Compliance with Law. Tenant, at its sole expense, shall comply with all laws, orders and regulations of federal, state, county and municipal authorities and with any directive of any public officer or officers pursuant to law which shall impose any violation, order or duty upon Landlord or Tenant with respect to the Premises or the use or occupancy thereof. Tenant, at its sole cost and expense, shall obtain and keep in effect during the term, all permits, licenses and other authorizations necessary to permit Tenant to use and occupy the Premises for the Permitted Uses. Tenant shall not use the Premises, or permit any act to be done in or about the Premises which will in any way conflict with any law, stature, ordinance or governmental rule or regulation now or hereafter in force.

 Section 3.10 Liens. Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished, or obligations incurred by or on behalf of Tenant. Should any mechanic's or other lien be filed against the Premises by reason of Tenant's or its agents' or contractors' acts or omissions or because of a claim against Tenant. Tenant shall cause the same to be canceled and discharged of record by bond or otherwise within thirty (30) days after the filing thereof. Should Tenant fail to discharge such lien within such thirty (30) day period, Landlord may cure same, in which event Tenant shall reimburse Landlord, on demand, as Additional Rent, for the amount of the lien or the amount of the bond, if greater, plus all administrative costs incurred by Landlord in connection therewith. The remedies provided herein shall be in addition to all other remedies available to Landlord.

                                  ARTICLE 4.

                        Tenant's Covenants and Rights

 Section 4.01 Assignment and Subletting.

 (A) Tenant covenants that it shall not, by operation of law or otherwise, assign, sublet, encumber or mortgage this lease, or any part thereof, or permit the Premises to be used by others without the prior written consent of Landlord in each instance. Any attempt by Tenant to assign, sublet, encumber or mortgage this Lease shall be null and void. The consent by Landlord to any assignment, mortgage, encumbrance, sub1ettng or use of the Premises by others shall not constitute a waiver of Landlord's right to withhold its consent to any other assignment, subletting, encumbrance, mortgage or use by others of the Premises. For the purpose of this Section 4.01, (i) a takeover agreement shall be deemed a transfer of this Lease,
 (ii) an assignment of the Lease shall be deemed to occur if Tenant shall fail to be a wholly-owned subsidiary of Performance Interconnect Corp., a Texas corporation I ("PIC"), or if the existing shareholders of PIC shall in the aggregate fail to own at least 51% of the voting and ownership interests in PIC, (iii) any person or legal representative of Tenant, to whom Tenant's interest under this Lease passes by operation of law, or otherwise, shall be bound by the provisions of this Section 4.01 and (iv) a modification, amendment or extension of a sublease shall be deemed a sublease.

 (B) No consent by Landlord to an assignment of this Lease shall be effective unless and until Tenant shall deliver to Landlord an agreement in form and substance satisfactory to Landlord pursuant to which such assignee assumes and agrees to be bound by all of the terms, covenants, provisions and agreements of this Lease. In no event shall Tenant be released from its obligations hereunder as a result of any assignment of this Lease.

 (C) Notwithstanding anything an this Section 4.01 to the contrary, Tenant may permit Premises to be used by an affiliate of Tenant upon prior written notice to Landlord; provided, however, that Tenant and any such affiliate shall comply with all of the terms, covenants, provisions and agreements of this Lease. For purposes of this Lease, an "affiliate" means a entity that controls, is controlled by, or is under the common control of another entity.

 Section 4.02 Interruption or Access, Use or Service. Landlord shall not be liable for any failure (to the extent required of it by this Lease) to provide access to the Premises, to assure the beneficial use of the Premises or to furnish any services or utilities when such failure is caused by natural occurrences, riots, civil disturbances, insurrection, war, court order, public enemy, accidents, breakage, repairs, strikes, lockouts, other labor disputes, the making of repairs, alterations or improvements to the Premises, the inability to obtain fuel, gas, steam, water, electricity, labor or other supplies or by any other condition beyond Landlord's reasonable control, and Tenant shall not be entitled to any damages resulting from such failure, nor shall such failure relieve Tenant of the obligation to pay all sums due hereunder or constitute or be construed as a constructive or other eviction of Tenant. If any governmental entity promulgates or revises any statute, ordinance or building code, fire code or other code, or imposes mandatory or voluntary controls or guidelines on Landlord or the Premises or any part thereof, relating to the use of the

 Premises or the conservation of any utility or service provided with respect to this lease, or if Landlord is required to make alterations to the Premises in order to comply with such mandatory or voluntary controls or guidelines, Tenant shall comply with such mandatory controls or guidelines or make such alterations to the Premises. Tenant may, in its sale discretion, comply with such voluntary controls or guidelines, or make such alterations to the Premises, pursuant to the requirements of Article 2 of this Lease. If Tenant chooses not to comply with such voluntary controls or guidelines, Landlord may make such changes or alterations as are necessary to comply with such voluntary controls or guidelines at Landlord's sole cost and expense. Neither such compliance nor the making of such alterations shall in any event entitle Tenant to any damages, relieve Tenant of the obligation to pay any of the sums due hereunder, or constitute or be construed as a constructive or other eviction of Tenant.

 Section 4.03 Tenant's indemnification.

 (A) Tenant shall indemnify, defend and hold harmless Landlord and its officers, directors, employees, attorneys and agents (collectively, the "indemnitees") from and against any and all claims, demands, causes of action, judgments, costs and expenses, and all losses and damages (including consequential and punitive damages) arising from Tenants use of the Premises or from the conduct of its business or from any activity, work, or other acts or things done, permitted or suffered by Tenant in or about the Premises, and shall further indemnity, defend and hold harmless the Indemnitees from and against any and all claims rising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or rising from any act, omission or negligence or willful or criminal misconduct of Tenant, or any officer, agent, employee, independent contractor, guest, or invitee thereof, and from all costs, attorney's fees and disbursements, and liabilities incurred in the defense of any such claim, demand, cause of action or proceeding which may be brought against, out of or in any way related to this Lease. Upon notice from Landlord, Tenant shall defend any such claim, demand, cause of action or suit at Tenant's expense by counsel satisfactory to Landlord in its sole discretion. As a material part of the consideration to Landlord for this Lease, Tenant hereby assumes all risk of damage so property or injury to persons in, upon or about the Premises from any cause, and Tenant hereby waives all claims with respect thereto against Landlord Tenant shall give immediate notice to Landlord in case of casualty or accidents in the Premises. The provisions of this Section shall survive the expiration or sooner termination of this Lease.

 (B) All personal property of Tenant, including goods, wares, merchandise, inventory, trade fixtures and other personal property of Tenant, shall be stored at sole rise of Tenant. Landlord or its agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part or the Premises or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other places resulting from dampness or any other cause whatsoever, except personal injury or other damages caused by or due to the gross negligence or willful misconduct of Landlord. Landlord or its agents shall not be liable for interference with the electrical service, ventilation, or for any latent defect in the Premises.

 (C) The parties hereto acknowledge that all or a part of the Premises may be used for the storage and shipment of goods not owned by Tenant, and Landlord is not willing to enter into this Lease unless Tenant indemnifies the Indemnitees to Landlord's satisfaction from any liability on the part of the Indemnitees to the owner(s) of such goods for damage to the same arising out of any acts or omissions of the Indemnitees. As a material inducement to Landlord to enter into this Lease, Tenant agrees to defend, indemnify and hold the Indemnitees harmless from and against any and all losses, claims, liabilities, obligations and damages imposed upon or incurred or asserted against the Indemnitees by reason of damage to goods of persons storing such goods wit Tenant, notwithstanding the fact that such losses, claims, liabilities, obligations or damages may have been caused by the acts or omissions of Landlord. Tenant agrees that at all times during which it shall store goods not owned by it in the Premises, it shall insure the indemnity described under this Section 4.03(C) if a manner reasonably satisfactory to Landlord. Landlord shall not be deemed a bailee, consignee, or warehouseman (or responsible for the standard of care incidental thereto) with respect to any goods stored or shipped to or from the Premises for consignment or bailment and Tenant shall insert a clause to that effect in all warehouse receipts or coassignment agreements for the storage or shipment of goods to or from the Premises.

 Section 4.04 Security Deposit. Concurrently with the execution of this Lease, Tenant has deposited with Landlord the Security Deposit, the receipt of which, subject to collection, is hereby acknowledged, as security for the payment by Tenant of all Base Rent and Additional Rent and for the faithful performance of all the terms, covenants and conditions hereof. Landlord shall not be required to upgrade the Security Deposit from other deposits or from other funds of Landlord or pay interest thereon, unless required by applicable law. If, at any time during the Term, Tenant does not fulfill any of its obligations under this Lease, Landlord shall have the right to use the Security Deposit, or so much thereof as necessary, to satisfy such obligations. If any portion of the Security Deposit is used, applied, or retained by Landlord as herein permitted, then within five (5) days under written demand therefor, Tenant shall deposit with Landlord an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall be a breach of this Lease. If Tenant fully and faithfully performs every term, covenant, condition and obligation of this Lease during the Term, the Security Deposit (or any balance thereof), without interest, shall be returned to Tenant after the expiration of the Term. Landlord may deliver the Security Deposit to any purchaser of Landlord's interest in the Premises if such interest is sold, in which event Landlord shall be discharged from any further liability with respect to the Security Deposit. The Security Deposit shall not be construed as Liquidated damages, and if Landlord's claims hereunder exceed the Security Deposit. Tenant shall remain liable for the balance of such claims.

 Section 4.05 Surrender. Upon the expiration of the Term or other termination of this Lease, and without further notice, Tenant shall peaceably and quietly quit and surrender to Landlord the Premises, broom clean, in the same condition as existed on the Commencement Date, excepting only any Alterations made by Tenant if consented to by Landlord if Landlord's consent was required, ordinary wear and tear and loss by fire or other casualty which Tenant is not obligated to repair pursuant to the terms hereof. Any property of Tenant not removed at or prior to the Expiration Date or prior termination of this Lease shall, at Landlord's election, be deemed abandoned and shall become the property of Landlord.

 Section 4.06 Option to Purchase Premises.

 (A) Tenant shall have the option to purchase the Premises ("Option") at the Option Price payable to Landlord; provided, however, that (i)Tenant provides Landlord with written notice of its exercise of the Option no later than ninety (90) days prior to the end of the Term and (ii) Tenant is not then in default under this Lease or under any other agreement or obligation of Tenant to Landlord, or, if Tenant is in default under this Lease, Landlord elects, at its sole option, to allow Tenant to exercise the Option or to proceed to purchase the Premises. The sale shall be made upon substantially the same terms and conditions provided in the contract attached as Exhibit B hereto. Tenant shall take title to the Premises subject to their existing liens or encumbrances and any other act done or suffered by Tenant. Landlord and Tenant shall close the sale of the Premises as soon as they can agree to close, but in no event shall the closing of the transaction contemplated hereby occur later than thirty (30) days after the date Landlord receives written notice of Tenant's election to exercise the Option (the "Exercise Date"). After the valid exercise of the Option and until the closing of the transaction to purchase the Premises (the "Closing"), this Lease shall remain in full force and effect. Upon Closing, this Lease shall terminate and be of no force and effect with no further action of the Landlord and Tenant, shall record a termination lease pursuant to Section 8.09 hereof. If the transaction contemplated hereby does not close due to a breach by Landlord, Tenant may, at its option, terminate this Lease by providing written notice to Landlord thereof. If the transaction contemplated hereby does not close due to a breach by Tenant, Landlord may, at its option, terminate this Lease by providing Tenant with written notice thereof. If the Lease is terminated pursuant to this Section 4.06(A), This Lease shall terminate on the last day of the month following the month in which such notice of termination was given. If Landlord notifies Tenant of a bona fide offer under Section 4.06(B) of this Lease. Tenant's option to purchase under this Section 4.06(A) may not be exercised and becomes null and void unless and until Tenant's Option shall be reinstated pursuant to
 Section 4.06(B).

 (B) If Landlord obtains a bona fide offer to purchase the Premises from any third party (except as set forth in subsection (C) below), Landlord shall notify Tenant of the existence of such offer and Tenant shall have the right, within twenty (20) days after receipt of the notice, to purchase the Premises at the Option Price upon substantially the same terms and conditions provided in the contract attached as Exhibit B hereto. If Tenant does not give Landlord notice in writing within the 20-day period that Tenant intends to exercise its rights hereunder, then Landlord shall be free to sell the Premises within one hundred and twenty (120) days of its original notice to Tenant and Tenant's Option shall become null and void. If, however, Landlord and the third party purchaser fail to consummate the sale of the Premises, Tenant's Option shall be reinstated.

 (C) Landlord shall not be obligated to notify Tenant and Tenant shall not have any rights under subsection (B) if (i) Landlord determines to sell or transfer Landlord's interest in the Premises to a related entity of Landlord, (ii) Landlord obtains a bona fide first mortgage from an institutional lender not related to or affiliated with Tenant which mortgage is a so-called "participating mortgage" under which the lender has a right to participate in the profits or cash flow or both of the Premises or (iii) the Premises is sold by Landlord in a transaction involving the simultaneous master lease of the Premises back to Landlord.

                                  ARTICLE 5.

                       Landlord's Covenants and Rights

 Section 5.01 Quiet Enjoyment and Subordination.

 (A) Landlord covenants and agrees that upon performance by Tenant of all the terms, covenants, obligations, conditions and provisions hereof on Tenant's part to be kept and performed, Tenant shall have, hold and enjoy the Premises, subject and subordinate to the terms and conditions of this Lease.

 (B) This Lease is subject and subordinate to, and Tenant will comply with, any reciprocal easement agreements or any other easements (each, an "Easement"); any other restrictions on or agreements pertaining to the Premises, as disclosed in Exhibit B-1: any mortgage, deed of trust or deed to secure debt (each, a "Mortgage") and to any renewals, modifications, increases, extensions, replacements, and substitutions of any thereof now or hereafter affecting the Premises. This provision shall be self-operative and no further instrument of subordination shall be required; provided, however that Tenant agrees to execute and deliver, upon request, such further instrument(s) in recordable form confirming this subordination as may be requested by Landlord, or the holder of any Mortgage or the lessor under any Superior Lease. Notwithstanding anything to the contrary contained herein, at the option of the holder of any Mortgage, this Lease shall be made superior to such Mortgage by the insertion therein of a declaration that this Lease is superior.

 Section 5.02 Entry by Landlord.

 (A) Landlord and Landlord's agents and representatives shall have the right to enter the Premises at any time in case of an emergency, and at all reasonable times upon advance notice to Tenant.

 (B) Tenant shall give Landlord a key for all of the doors for the Premises, excluding Tenant's vaults, safes and files. Landlord shall have the right to use any and all means to open the doors to the Premises in an emergency in order to obtain entry thereto without liability to Tenant therefor. Any entry to the Premises by Landlord by any of the foregoing means, or otherwise, shall not be consumed or deemed to be a forcible or unlawful entry into or a detainer of the Premises, or an eviction, partial eviction or constructive eviction, of Tenant from the Premises or any portion thereof, and shall not relieve Tenant of its obligations hereunder.

 Section 5.03 Minimize Interference. In performing its covenants under this Lease, Landlord shall use reasonable efforts to minimize interference with the conduct of Tenant's business in connection with the performance by Landlord of any work or the provision of any services required or permitted pursuant to the terms of this Lease, but Landlord shall not be required to use overtime or premium pay labor.

 Section 5.04 Landlord's Right to Cure. All agreements and provisions to be performed by Tenant under any of the terms of this Lease shall be at Tenant's sole cost and expense and without any abatement of Base Rent and Additional Rent. If Tenant shall fail to perform any act or to pay any sum of money (other than Base Rent) required to be performed or paid by it hereunder, or shall fail to cure any default and such failure shall continue for ten (10) days after written notice thereof by Landlord to Tenant, then Landlord may, at its option, and without waiving or releasing Tenant from any of its obligations hereunder, make such payment or perform such act on behalf of Tenant. All sums paid and all costs incurred by Landlord in taking such action shall be deemed Additional Rent and shall be paid to Landlord on demand.

                                  Article 6.

                Eminent Domain, Casualty, Hazardous Materials

 Section 6.01 Eminent Domain.

 (A) If during the Term all of the Premises shall be taken (or temporarily taken for a period of one (1) year or more) by a public authority under any statute or by right of eminent domain, or purchased under threat of such taking, this Lease shall automatically terminate on the date on which the condemning authority takes possession of the Premises ("Date of Such Taking").

 (B) If, during the Term, part of the Premises is so taken or purchased, and if, in the reasonable opinion of Landlord, substantial alteration or reconstruction of the Premises is necessary or desirable as a result thereof, whether or not the Premises are or may be affected, Landlord shall have the right to terminate this Lease by giving Tenant at least thirty (30) days' written notice of such termination, and thereupon this Lease shall terminate on the date set forth in such notice.

 (C) Tenant shall immediately surrender to Landlord the Premises and all interests therein under this Lease on any such date of termination under this Section 6.01. Landlord may re-enter and take possession of the Premises and remove Tenant there from if necessary, and, in the event of a termination under this Section 6.01, the Base Rent and Additional Rent shall abate on the later of the date of termination or the Date of Such Taking. After such termination, and on notice from Landlord stating the Base Rent and Additional Rent then owing, Tenant shall forthwith pay Landlord such amounts.

 (D) If a portion of the Premises is so taken, and no rights of termination herein conferred are timely exercised, the Term of this Lease shall expire with respect to the portion so taken on the Date of Such Taking. In such event, the Base Rent and Additional Rent with respect to such portion so taken shall abate on such date or on such later date as Tenant shall deliver possession thereof, and the Base Rent and Additional Rent thereafter payable with respect to the remainder of the Premises shall be adjusted pro rate by Landlord in order to account for the reduction in the number of rentable square feet in the Premises. Landlord shall restore and redemise the Premises to the extent required to exclude from the Premises that portion so taken; provided, that Landlord's obligation to restore and redemise the remainder of the Premises shall be limited to the funds available to

 Landlord from the condemnation award or other consideration paid for the affected portion of the Premises. Landlord shall not be obligated to replace, repair or restore any improvements or alterations to the Premises made by or on behalf of Tenant, nor shall Landlord be obligated to replace, repair or restore Tenant's leasehold improvements, personal property, furniture, fixtures, equipment or the like.

 (E) Upon any such taking or purchase. Landlord shall be entitled to receive and retain the entire award or consideration for the affected portion of the Premises, and Tenant shall not have or advance any claim against Landlord for the value of its property or its leasehold estate or the unexpired Term of the Lease, or for costs of removal or relocation, or business interruption expense or any other damages arising out of such taking or purchase. Nothing herein shall give Landlord any interest in or preclude Tenant from seeking and recovering for its own account from the condemning authority any award or compensation attributable to the taking or purchase of Tenants improvements, channels or trade fixtures, or the removal or relocation of its business and effects, or the interruption of its business; provided that any such award or compensation shall nor reduce the award otherwise payable to Landlord. If any such award made or compensation paid to either party specifically includes an award or amount for the other, the party first receiving the same shall promptly account therefor to the other.

 (F) If all or any portion of the Premises shall be condemned or taken for governmental occupancy for a period of less than one year, this Lease shall continue in full force and effect and Tenant shall continue to pay in full all Base Rent and Additional Rent and other charges herein reserved, without reduction or abatement, and Tenant shall be entitled to receive, for itself, so much of any award or payment made for such use as is equal to the payments that are actually made by Tenant to Landlord during such temporary taking, and Landlord shall receive the balance thereof.

 Section 6.02 Damage by Fire or Other Casualty.

 (A) If the Premises shall be damaged by fire or other casualty, then the damage shall be repaired, except as otherwise provided in this Section 6.02, by and at the expense of Tenant with reasonable promptness; provided, however, that Tenant's obligation to restore shall at all times be subject to obtaining all necessary approvals from all applicable governmental entities, the Landlord and the holder of any Mortgage and the willingness of such holder to make the proceeds of casualty insurance policies available to Tenant for such purposes. The Base Rent and the other charges due Landlord hereunder shall be equitably abated in the proportion which the part of the Premises which is not usable by Tenant bears to the entire Premises until the repairs required to be made by Tenant hereunder shall be made.

 (B) If the Premises are totally damaged or rendered wholly untenantable by fire or other casualty, or if Tenant's architect certifies that the Premises cannot be repaired within twelve (12) months after the casualty, or if all or any portion of the proceeds of any insurance policy are retained by the holder of any Mortgage, then Tenant may, within one hundred eighty (180) days after such fire or other casualty, give Landlord notice of termination of this Lease, and thereupon the Term shall expire ten (10) days after such notice is given, and Tenant shall vacate the Premises and surrender same to Landlord.

 (C) If the repair and restoration of the Premises are not substantially completed within twelve (12) months after the date of the casualty, other than on account of delays by Tenant, but subject to delays resulting from causes beyond the reasonable control of Tenant and unless the Lease is terminated in accordance with this Section 6.02, any abatement in Base Rent and Additional Rent shall cease and Tenant's obligation to pay the same shall recommence.

 (D) Tenant shall give immediate written notice to Landlord of any damage caused to the Premises by fire or other casualty.

 Section 6.03 Subrogation. Norwithstanding anything to the contrary contained herein, Landlord and Tenant hereby mutually waive and release their respective rights of recovery against one another and their officers, agents and employees for any damage to real or personal property, including resulting loss of use, interruption of business and other expenses occurring as a result of the use or occupancy of the Premises to the extent of insurance coverage which would be included in a standard "all risk" or special form policy of property insurance. Landlord and Tenant agree that all policies of insurance obtained by them pursuant to the terms of this Lease shall contain provisions or endorsements thereto waiving the insurer's rights of subrogation with respect to claims against the other, and, unless the policies permit waiver of subrogation without notice to the insurer, each shall notify its insurance companies of the existence of the waiver and indemnity provisions set forth in this Lease.

 Section 6.04 Hazardous Materials.

 (A) During the term of this Lease, Tenant shall comply with all Environmental Laws and Environmental Permits (both as defined in Section 6.04(F) hereof) applicable to the operation or use of the Premises, will cause all other persons occupying or using the Premises to comply with all such Environmental Laws (as defined in Section 6.04(F) hereof) and Environmental Permits, will immediately pay or cause to be paid all costs and expenses incurred by reason of such compliance, and will obtain and renew all Environmental Permits required for operation or use of the Premises.

 (B) Tenant shall not generate, use, treat, store, handle, release or dispose of, or permit the generation, use, treatment, storage, handling, release or disposal of Hazardous Materials (as defined in Section 6.04(F) hereof) on the Premises, or transport or permit the transportation of hazardous Materials to or from the Premises except in compliance with all applicable Environmental Laws and Environmental Permits.

 (C) Tenant shall bear all risk and all costs related to complying with all Environmental Laws and Environmental Permits.

 (D) Tenant will not change or permit to be changed the present use of the Premises unless Tenant shall have notified Landlord thereof in writing and Landlord Shall have determined, in its sole and absolute discretion, that such change will not result in the presence of Hazardous Materials on the Premises except for those described in Subsection (B) above.

 (E) (1) Tenant agrees to defend, indemnify and hold harmless the Indemnitees from and against all obligations (including removal and remedial actions), losses, claims, suits, judgments, liabilities, penalties, damages (including consequential and punitive damages), costs and expenses (Including attorneys' and consultants' fees and expenses) of any kind or nature whatsoever that may at any time be incurred by, imposed on or asserted against such Indemnitees directly or indirectly based on, or arising or resulting from (a) the actual or alleged presence of Hazardous Materials on the Premises which is caused or permitted by Tenant and (b) any Environmental Claim relaxing in any way to Tenant's operation or use of the Premises (the "Hazardous Materials Indemnified Matters"). The provisions of this Section 6.04(E) shall survive the expiration or sooner termination of this Lease.

      (2) To the extent that the undertaking in the preceding paragraph may be unenforceable because it is violative of any law or public policy, Tenant will contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Hazardous Materials Indemnified Matters incurred by Indemnitees.

      (3) All sums paid and costs incurred by Landlord with respect to any Hazardous Materials Indemnified Matter shall bear interest at the lesser of
 (i) ten percent (10%) per annum, or (ii) the maximum legal rate of interest allowed by the state in which the Premises are located, from the date so paid or incurred until reimbursed by Tenant, and shall such sums and costs shall be immediately due and payable on demand.

 (F) (1) "Hazardous Materials" means (a) petroleum or petroleum products, natural or synthetic gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, and radon gas; (b) any substances defined as or included in the definition of hazardous substances, "hazardous wastes" "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" at "pollutants," or words of similar import, under any applicable Environmental Law; and (c) any other substance exposure which is regulated by any governmental authority (2) "Environmental Law" means any federal, state or local statute, law, ru1e, regulation, ordinance, code, policy or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or Hazardous Materials, including without limitation on, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. 6901 et seq.; the
 Resource Conservation and  Recovery Act, 42  U.S. C. [S]  6901 et seq.;  the
 Hazardous Materials Transportation Act, 49 U.S.C. [S] 1801 et seq; the Clean Water Act, 33 U.s.c. [S]1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. [S][S] 2601 et seq.; the Clean Air Act, 42 U.S.C. 7401 et seq.; the Safe Drinking Water Act, 42 USC. [S][S] 300f et seq.; the Atomic Energy Act, 42 U.S.C. [S] 2011 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. 136 et seq.; the Occupational Safety and Health Act, 29 U.S.C. [S][S] 651 et seq.; (3) "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations, proceedings, consent orders or consent agreements relating in any way to any Environmental Law or any Environmental Permit, including without limitation (a) any and all Environmental Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and
 (b) any and all Environmental Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment: (4) "Environmental Permits" means all permits, approvals, identification numbers, licenses and other authorizations required under any applicable Environmental Law.

           (2) "Release" means disposing, discharging, injecting, spilling, Leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing and the like, into or upon any land or water or air, or otherwise entering into the environment."


                                  ARTICLE 7.

                       Even of Default, Remedies


 (A) In addition to any other event specified in this Lease as an event of default, the occurrence of any one or more of the following events during the Term (each, individually, an "Event of Default" and collectively, "Events of Default") shall constitute a breach of this Lease by Tenant and Landlord may exercise the rights set forth in Section 7.02 of this Lease or as otherwise provided at law or in equity:

           (1) Tenant shall fail to pay any Base Rent. Additional Rent, or any other sums payable by Tenant under this Lease (or cure any other default which is curable by the payment of money) within five (5) days after the date when the same shall become due and payable; or (2) Tenant shall default in the performance of or compliance with any of the other covenants, agreements, terms or conditions of this Lease to be performed by Tenant (other than any default curable by the payment of money), and such default shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant, or, in the case of a default which cannot with due diligence be cured within thirty (30) days, Tenant fails to commence such cure promptly within such fifteen (15) day period and thereafter diligently prosecute such cure to completion; or (3) Tenant shall become insolvent within the meaning of the United States Bankruptcy Code, as amended from time to time (the "Codes), or shall have ceased to pay its debts in the ordinary course of business, or shall be unable to pay its debts as they become due, or Tenant shall notify Landlord it anticipates any of the foregoing conditions; Tenant shall file, take any action to file, or notify Landlord that Tenant intends to file, a petition, or proceeding under any section or chapter of the Code, or under any similar law or statute of the United States or any state thereof relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts; Tenant shall be adjudicated as a bankrupt or insolvent or consent to, or file an answer admitting or tailing reasonably to contest the material allegations of, a petition filed against it in any such case or proceeding in the preceding clause; or seek to or consent to or acquiesce in the appointment of any receiver, trustee, liquidator or other custodian of Tenant or any material part of its or their properties, whether or not the same shall relate to their interests in this Lease; or Tenant shall make a general assignment for the benefit of creditors; or take any other action for the purpose of effecting any of the foregoing or (4)if, within thirty (30) days after the filing of an involuntary petition in bankruptcy against Tenant or the commencement of any case or proceeding against Tenant seeking any reorganization, composition, arrangement, liquidation, dissolution, readjustment or similar relief under any law, such proceeding shall not have been dismissed; or if, within thirty (30) days after the appointment, without consent or acquiescence of Tenant, of any trustee, receiver or liquidator of Tenant, or of all or any substantial part of the properties of Tenant, or of all or any part of the Premises, such appointment shall not have been vacated or stayed on appeal or otherwise; or if, within thirty
 (30) days after the expiration of any such stay, such appointment shall not have been vacated; or if, within thirty (30) days after the taking of
 possession  without  the   consent  or  acquiescence   of  Tenant,  by   any
 governmental office or agency pursuant to statutory authority for the dissolution or liquidation of Tenant, such taking shall not have been vacated or stayed on appeal or otherwise; or (5) the Premises shall be effectively abandoned by Tenant, as shown by failure to occupy the Premises, for a period of ten (10) days; or (6) any execution or attachment is issued against Tenant or any of its property whereupon the Premises shall be taken or occupied or attached, or attempted to be taken or occupied or attached by someone other than Tenant; or (7) a tax lien or a mechanic's and/or materialmen's lien is filed against any property of Tenant, or Tenant does or permits to be done anything which creates a lien upon the Premises and such lien is not discharged by Tenant within ten (10) days of the filing thereof: or (8) Tenant shall default beyond any applicable notice and grace period under any other lease or sublease with Landlord, with Landlord's agent or with any entity which controls, is controlled by, or is under common control with Landlord.


 (B) If an Event of Default occurs more than two (2) times within any period of six (6) months, then, notwithstanding that each such Event of Default shall have been cured, any further default shall be deemed to be deliberate, and Landlord may exercise the remedies provided herein or at law or in equity upon giving such notice as is provided for in this Lease or as is required by law and without affording Tenant an opportunity to cure such default.

 Section 7.02 Remedies Upon Default.

 (A) Upon the occurrence of any Event of Default, Landlord shall have the option to pursue any one or more of the following remedies without notice or demand whatsoever, in addition to, or in lieu of, any and all remedies available to Landlord under the laws of the state in which the Premises are located:

           (1) Landlord may give Tenant written notice of its election to terminate this Lease, effective on the date specified therein, whereupon Tenant's right to possession of the Premises shall cease and this Lease, except as to Tenant's liability determined in accordance with subsection 7.02(C) below, shall be terminated.

           (2) Landlord and its agents may immediately re-enter and take possession of the Premises, or any part thereof, either by summary proceedings, or by any other applicable action or proceeding, or by force or otherwise (without being liable for indictment, prosecution or damages therefor) and may repossess same as Landlord's former estate and expel Tenant and those claiming through or under Tenant, and remove the effects of both or either, without being deemed guilty in any manner of trespass, and without prejudice to any remedies for arrears of rent or Tenant's breach of covenants or conditions.

           (3) Should Landlord elect to re-enter as provided hereinabove or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided by law, Landlord shall take reasonable measures to the extent required by law and without terminating this Lease, to relet the Premises or any part thereof. Any such reletting shall be in Landlord's or Tenant's name, but for the account of Tenant (subject to the provisions of subsection 7.02(B)), for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the
 Term) and on such terms and conditions (which may include concessions of free rent and alteration, repair and improvement of the Premises) as Landlord reasonably determines to be necessary to maximize the effective rent on reletting and Landlord may collect and receive the rents therefor without relieving Tenant of any liability under this Lease or otherwise affecting any such liability. Landlord shall in no event be 1iable for refusal or failure to relet the Premises or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent due upon such reletting, and no such refusal or failure shall operate to relieve Tenant of any liability under this Lease or otherwise to affect any such liability. No such re-entry or taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant. No notice from Landlord hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right following any such re-entry and/or reletting to exercise its right to terminate this Lease by giving Tenant written notice thereof, in which event this Lease will terminate as specified in said notice.

 (B) Tenant hereby waives the service of any notice of intention to re-enter or to institute legal proceedings to that end which may otherwise be required to be given wider any present or future law. Tenant, on its own behalf and on behalf of all persons claiming through or under Tenant, including all creditors, does further hereby waive any and all rights which Tenant and all such persons might otherwise have under any present or future law to redeem the Premises, or to re-enter or repossess the Premises, or to restore the operation of this Lease, after (i) Tenant shall have been dispossessed by a judgment or by warrant of any court or judge, or (ii) any re-entry by Landlord, or (iii) any expiration or termination of this Lease and the Term, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease. The words "re-enter", "re-entry" and "re-entered" as used in this Lease shall not be deemed to be restricted to their technical legal meanings. In the event of a breach or threatened breach by Tenant, or any persons claiming through or under Tenant, of any term, covenant or condition of this Lease on Tenant's part to be observed or performed, Landlord shall have the right to enjoin such breach and the right to invoke any other remedy allowed by law or in equity as if re-entry, summary proceedings and other special remedies were not provided in this Lease for such breach. The right to invoke the remedies hereinbefore set forth are cumulative and shall not preclude Landlord from invoking any other remedy allowed at law or in equity

 (C) (1) In the event this Lease is terminated in accordance with the provisions of Section 7.02(A)(l), Tenant shall remain liable to Landlord for damages in an amount equal to the Base Rent, Additional Rent and any other sums due hereunder as of the date of termination of this Lease plus the Base Rent, Additional Rent, the unamortized cost of any work performed in the Premises by Landlord in preparing the Premises for occupancy by Tenant (the "Unamortized Costs") and other sums which would have been owing by Tenant hereunder for the balance of the Term (collectively, the "Aggregate Gross Rent") had this Lease not been terminated, less the net proceeds, if any, received as a result of any Reletting of the Premises by Landlord subsequent to such termination, after deducting all of Landlord's expenses including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, expenses of employees, alteration and repair costs and expenses of preparation for such reletting (collectively, the "Reletting Costs"). Landlord shall be entitled to collect the Unamortized Costs immediately upon termination of this Lease, and all other damages from Tenant monthly on the days on which the rent and other charges would have been payable hereunder if this Lease had not been terminated. Alternatively, at the option of Landlord, in the event this Lease is so terminated, Landlord shall be entitled to recover forthwith against Tenant, as liquidated damages and not as a penalty, the then Value of the Aggregate Gross Rent and Reletting Costs less the aggregate rental value of the Premises for what otherwise would have been the unexpired balance of the Term. In the event Landlord shall relet the Premises for the period which otherwise would have constituted the unexpired portion of the Term (or any part thereof), the amount of rent and other sums payable by the Tenant thereunder shall be deemed prima facie to be the rental value for the Premises (or the portion thereof so relet) for the term of such reletting.

      (2) In the event Landlord does not elect to terminate this Lease, but takes possession as provided in subsection 7.02(A)(2). Tenant shall pay to Landlord the Base Rent and Additional Rent as herein provided which would be payable hereunder if such repossession had not occurred, less the net proceeds received by Landlord, if any, of any reletting of the Premises by Landlord after deducting the Reletting Costs to the extent not paid to Landlord pursuant to the following sentence. Tenant shall pay the
 Unamortized Costs, Base Rent and any Additional Rent due to Landlord, monthly, on the days on which Base Rent would have been payable hereunder if possession had not been retaken.

 (D) (1) This Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover the Base Rent and Additional Rent, as the same become due under this Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon the initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's rights to possession unless Landlord shall have specifically elected to terminate this Lease as provided in subsection 7.02(A).

       (2) No payments of money by Tenant to landlord after the expiration or other termination of this Lease after the giving of any notice by Landlord to Tenant shall reinstate or extend the Term, or make ineffective any notice given to Tenant prior to the payment of such money. After the service of notice or the commencement of a suit, or after final judgment granting Landlord possession at the Premises, Landlord may receive and collect any sums due under this Lease, and the payment thereof shall not make ineffective any notice, or in any manner affect any pending suit or any judgment theretofore obtained.

                                  ARTICLE 8.

                           Miscellaneous Provisions

  Section 8.01 Notices.

 (A) Any and all notices herein required or which either party herein may desire to give to the other (each, a "Notice") pursuant hereto shall be made in writing and shall be given by certified or registered mail, postage prepaid, return receipt requested, or by recognized overnight courier, such as Federal Express, and shall be deemed to be given on the third (3rd) business day following the date of posting in a United States Post Office or branch post office or one day after delivery to the overnight courier, and shall be delivered to Tenant's Notice Address or Landlord's Notice Address, as appropriate. The parties agree that copies of all Notices to be delivered to Landlord and Tenant hereunder shall be simultaneously delivered to the specified addresses for copies as set forth in Section 1.01(D) and Section 1.01(J), respectively, if any. Either party may, by notice as aforesaid actually received, designate a different address or addresses for communications intended for it. Anything contained herein to the contrary notwithstanding, any bills or invoices for Base Rent, Additional Rent or any other sums due hereunder, or any Landlord's Operating Statement may be given by hand or by mail (which need not be registered or certified) and, if so given, shall be deemed given on the date of delivery or refusal, if by hand, or on the third business day following the date of posting if mailed.

 (B) Notices given hereunder by any party may be given by counsel for such party. The foregoing notice provisions shall in no way prohibit notice from being given as provided in the rules of civil procedure of the state in which the Premises is located, as the same may be amended from time to time and any notice so given shall constitute notice herein.

 Session 8.02 Entire Agreement

 (A) Tenant acknowledges and agrees that it has not relied upon any statements, representations, agreements or warranties except those expressed in this Lease, and that this Lease contains the entire agreement of the parties. No amendment or modification of this Lease shall be binding or valid unless expressed in writing and executed and delivered by Landlord and Tenant in the same manner as the execution of this Lease.

 (B) The submission of this document for examination and review does not constitute an option, an offer to lease space, or an agreement to lease space. This document shall have no binding effect on the parties hereto unless and until executed and delivered by both Landlord and Tenant and will be effective only upon Landlord's execution and delivery of same.

 Section 8.03 Severability. If any term or provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be illegal, invalid or unenforceable, the remainder of this Lease, or the app1ication of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and all other terms and provisions of this Lease shall be valid and enforced to the fullest extent permitted by law.

 Section 8.04 No Setoff. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent, and Tenant shall not be entitled to any setoff, offset, abatement or deduction of rent or other amounts due Landlord hereunder if Landlord fails to perform its obligations hereunder provided, however, the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions hereof or to which Tenant has not waived any claim pursuant to the provisions of this Lease so long as notice is first given to Landlord and any holder of a Mortgage and/or lessor under a Superior Lease and reasonable opportunity is granted to Landlord and such holder under lessor to correct such violation. In no event shall Landlord or any holder of a Mortgage and/or lessor under a Superior Lease be responsible for any consequential damages incised by Tenant, including, without limitation, lost profits or interruption of business, as a result of any default by Landlord.

 Section 8.05 Relationship of Parties. Nothing contained in this Lease shall create any relationship between the parties hereto other than that of Landlord and Tenant, and it is acknowledged and agreed that Landlord shall not be deemed to be a partner of Tenant in the conduct of its business, or a joint venturer or a member of a joint or common enterprise with Tenant.

 Section 8.06 Successors Bound. Except as otherwise specifically provided herein, the terms, covenants and conditions contained in this Lease shall bind and inure to the benefit of the respective heirs, successors, executors, administrators and assigns of each of the parties hereto.

 Section  8.07  Interpretation.

 (A) Whenever in this Lease any words of obligation of duty are used, such words or expressions shall have the same force and effect as though made in the form of a covenant.

 (B) Words of any gender used in this Lease shall be deemed to include any other gender, and words in the singular shall be deemed to include the p1ural, when the context requires.

 (C) All pronouns and any variances thereat shall be deemed to refer to the neuter, masculine, feminine, singular or plural when the context requires.

 (D) No remedy or election given pursuant to any provision in this Lease shall be deemed exclusive unless so indicated, but each shall, wherever possible, be cumulative with all other remedies at law or in equity as otherwise specifically provided herein.

 (E) If and to the extent that, any of the provisions of any amendment, modification or rider to this Lease conflict or are otherwise inconsistent with any of the preceding provisions of this Lease, whether or not such inconsistency is expressly noted in such amendment, modification or rider, the provisions of such amendment, modification or rider shall prevail.

 (F) The parties mutually agree that the headings and captions contained in this Lease are inserted for convenience of reference only, and are not to be deemed part of or to be used in construing this Lease.

 (G) This Lease shall be construed in accordance with the laws of the State of Texas.

 (H) Except as expressly concerned herein, (i) neither Landlord nor Landlord's agent or attorneys have made any representations, warranties, or promises with respect to the Premises or this Lease; (ii) Tenant has inspected the Premises and agrees to take same in their "as-is" condition; and (iii) Landlord shall have no obligation to do any work in and to the Premises in order to prepare the Premises for occupancy and use by Tenant.

 Section 8.08 Limitation Of Landlord Liability. Notwithstanding anything to the contrary provided in this Lease, neither Landlord, nor any general or limited partner in or of Landlord, whether direct or indirect, nor any direct or indirect partners in such partners, nor any disclosed or undisclosed officers, shareholders, principals, directors, employees, partners, servants or agents of Landlord, nor any of the foregoing, nor any investment adviser or other holder of any equity interest in Landlord, their successors, assigns, agents, or any mortgage in possession shall have any personal liability with respect to any provisions of this Lease and, if
 Landlord is in breach or default with respect to its obligations or otherwise, Tenant shall look solely to Landlord's interest in the Premises for the satisfaction of Tenant's remedies.

 Section 8.09 Short Form Lease. Tenant shall not record this Lease or a memorandum hereof without the prior written consent Of Landlord. If Landlord should consent to recording a memorandum of this Lease, Landlord and Tenant agree to execute and acknowledge a short form lease in recordable form, indicating the names and addresses of Landlord and Tenant, a description of the Premises, the Term, the Commencement and Expiration Date, options for renewal, if any, and the Option but omitting rent and other terms of this Lease if such a memorandum of this Lease is recorded. Landlord and Tenant agree to execute and acknowledge a termination of lease in recordable form before or upon the Expiration Date or sooner termination of the Term. This termination of lease shall be recorded after the Expiation Date or sooner termination of the Term.

 Section 8.10 Assignment of Rents, Leases.

 (A) Tenant agrees that Landlord may assign the rents and its interest in this Lease to the holder of any Mortgage.

 (B) Tenant further agrees that, in the event of such an assignment Tenant shall give the holder of such Mortgage a copy of any request for performance by Landlord or any notice of default by Landlord and, in the event Landlord fails to cure any such default, Tenant shall give such holder a reasonable period, commencing on the last day on which Landlord could cure such default, in which to cure same.

  Section 8.11 Estoppel Certificate.

 (A) At any time and from time to time upon written request by Landlord, Tenant hereby agrees to deliver within ten (10) days after request, a certificate ("Estoppel Certificate") to Landlord or to any present or proposed (a) mortgagee, (b) lessor under a Superior Lease, or (c) purchaser designated by Landlord, in the form supplied, certifying: (1) that Tenant has accepted the Premises (or, if Tenant has not done so, that Tenant has not accepted the Premises, and specifying the reasons therefor): (2) that this Lease is in full force and effect and has not been modified (or if modified, serving forth all modifications), or, if this Lease is not in full force and effect, the certificate shall so specify the reasons therefor (3) the Commencement Date, the Expiration Date and the terms of any extension options of Tenant; (4) the date to which the Base Rent and Additional Rent have been paid under this Lease and the amount thereof then payable; (5) the amount of the Security Deposit and prepaid rent, if any, being held by landlord; (6)whether there are then any existing defaults by Landlord in the performance of its obligations under this Lease, and if there are any such defaults, specifying the nature and extent thereof; (7) that no notice has been received by Tenant of any default under this Lease which has not been cured, except as to defaults specified in the certificate; (8) the capacity of the person executing such certificate, and that such person is duly authorized to execute the same on behalf of Tenant; and (9) any other information reasonably requested by Landlord or its present or proposed purchaser, holder of any Mortgage or lessor under a Superior Lease.

 (B) If Tenant shall fail or refuse so sign a certificate in accordance with the provisions of this Section within ten (10) days following written request by Landlord, Tenant irrevocably constitutes and appoints Landlord as its attorney in fact to execute and deliver the certificate so any such third party, it being stipulated that such power of attorney is coupled with an interest and is irrevocable.

 Section 8.12 Mortgagee Requirements. Tenant hereby agrees to cooperate with Landlord if Landlord should seek financing for the Premises or any portion thereof. Tenant agrees to comply with any reasonable requirements of mortgage, including, but not limited to, executing a subordination, adornment and non-disturbance agreement in a form agreeable to mortgagee, executing an Estoppel Certificate and making changes to this Lease as may be reasonably necessary to make this lease conform to the mortgage documents.

 Section 8.13 Attorneys' Fees. In the event of any action or proceeding between the parties with respect to or in any way related to this Lease, the losing party shall pay all costs and expenses incurred by the prevailing party in connection with such action or proceeding, including reasonable attorneys' fees.

 Section 8.14 No Waiver. The failure of Landlord to exercise its rights in connection with any breach or violation of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of Base Rent and Additional Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease other than the failure of Tenant to pay the particular amount of Base Rent or Additional Rent so accepted regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such monies.

 Section 8.15 No Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not result in a merger of Landlord's and Tenant's estates and shall, at the option of Landlord, either terminate any or all existing subleases or subtenancies, or operate as an assignment to Landlord of any or all of such subleases or subtenancies.

 Section 8.16. JURY TRIAL AND COUNTERCLAIM WAIVER. LANDLORD AND TENANT HEREBY WAIVE TRIAL BY JURY N ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR THEIR SUCCESSORS IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. IN THE EVENT LANDLORD COMMENCES ANY SUMMARY PROCEEDINGS OR ACTION FOR NONPAYMENT OF BASE RENT OR ADDITIONAL RENT, TENANT SHALL NOT INTERPOSE ANY COUNTERCLAIM OF ANY NATURE OR DESCRIPTION (UNLESS SUCH COUNTERCLAIM SHALL SE MANDATORY) IN ANY SUCH PROCEEDING OR ACTION BUT SHALL BE RELEGATED TO AN INDEPENDENT ACTION AT LAW.

  IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this Lease as of the day and year first written.

 LANDLORD:                          TENANT:

 PC DYNAMICS CORPORATION            PC DYNAMICS OF TEXAS, INC.

 By: /s/                            BY: /s/
    --------------------                ----------------------
 VICE PRESIDENT                     PRESIDENT

                                 Exhibit A
                                 ---------

                              Legal Description


                              10501 FM 720 East.

                              Frisco,Texas 75035

                                 Exhibit B-1
                                 -----------

                             Permitted Exceptions



                                  Exhibit B

                   ATTACHED BLANK PURCHASE SALE MEMORANDUM






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